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                                                                 Exhibit 99(A)9

                             CARNEGIE GROUP, INC.

                           LETTER OF TRANSMITTAL TO
                    ACCOMPANY CERTIFICATES OF COMMON STOCK

                       The Depositary for the Merger is:

                   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

        By Mail:            By Overnight Delivery:             By Hand:



     P.O. Box 3301            85 Challenger Road             120 Broadway
 South Hackensack, New          Mail Drop-Reorg               13th Floor
      Jersey 07606     Ridgefield Park, New Jersey 07660  New York, New York
                           Attention: Reorganization            10271
                                  Department

                            Facsimile Transmission:

                                (201) 329-8936
                       (For Eligible Institutions Only)

                             CONFIRM BY TELEPHONE
                                (201) 296-4860

Gentlemen:

  In connection with the merger (the "Merger") of Logica Acquisition Corp., a Delaware corporation (the "Purchaser"), with and into Carnegie Group, Inc., a Delaware corporation (the "Company"), the undersigned hereby delivers to ChaseMellon Shareholder Services, L.L.C., as depositary (the "Depositary"), the certificate(s) of common stock listed in item 2 below, which prior to the Merger evidenced shares of common stock of the Company, par value $0.01 per share (the "Shares"), in exchange for $5.00 per share to the seller in cash. It is understood that this Letter of Transmittal is subject to the terms, conditions and limitations set forth in the Notice to Stockholders dated November 5, 1998, relating to the Merger, receipt of which is hereby acknowledged by the undersigned, and to the accompanying instructions.

  The undersigned authorizes and instructs you, as Depositary, to deliver such certificate(s) for Shares, and to receive on behalf of the undersigned, in exchange for the Shares represented thereby, $5.00 per share to the seller in cash.

                  (SEE INSTRUCTIONS FOR COMPLETING THIS FORM)


                  CERTIFICATE NUMBER(S)  NUMBER OF SHARES
(1)           (2) --------------------------------------
                  --------------------------------------
                  --------------------------------------
                  --------------------------------------
                  --------------------------------------
                  --------------------------------------
                  TOTAL
                  --------------------------------------


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(3)                     Part 1--PLEASE PROVIDE YOUR   Social Security Numberor
      SUBSTITUTE        TIN IN THE BOX AT RIGHT AND    EmployerIdentification
       FORM W-9         CERTIFY BY SIGNING AND                 Number
   DEPARTMENT OF THE    DATING BELOW                   ----------------------
   TREASURY INTERNAL   --------------------------------------------------------
    REVENUE SERVICE     Part 2--Check the box if you are NOT subject to
                        backup withholding under the provisions of Section
                        3406(a)(1)(C) of the Internal Revenue Code because
                        (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal
                        Revenue Service has notified you that you are not longer subject to backup withholding. [_]

  PAYER'S REQUESTFOR    --------------------------------------------------------
       TAXPAYER          CERTIFICATION--UNDER THE PENALTIES OF   Part 3--
 IDENTIFICATIONNUMBER    PERJURY, I CERTIFY THAT THE
         (TIN)           INFORMATION PROVIDED ON THIS FORM IS
                         TRUE, CORRECT, AND COMPLETE.
                                                                  Awaiting
                         SIGNATURE:______________  DATE:_______   TIN [_]


(4)                                    (5)
         SPECIAL PAYMENT AND                      SIGNATURE(S) GUARANTEE
        ISSUANCE INSTRUCTIONS


                                             Guaranteed by:__________________
   If a check is to be issued in a                 NAME OF FIRM--PLEASE PRINT
   name other than as indicated in
   Item (1), fill in the space be-           Signed by:______________________
   low and provide a signature                        AUTHORIZED SIGNATURE
   guarantee on Item (5). Issue
   to:

                                                SIGNATURE(S) NEED ONLY BE
                                                      GUARANTEED IF

                                                 ITEM (4) ON THIS PAGE IS
   Name: __________________________                     COMPLETED.
            (PLEASE PRINT)

   Address: _______________________

   ________________________________
         (INCLUDING ZIP CODE)

   ________________________________
    (TIN IDENTIFICATION OF SOCIAL
           SECURITY NUMBER)


(6)                                    (7)
    SPECIAL DELIVERY INSTRUCTIONS                    PLEASE SIGN HERE

                                           //>//                           //>//
   If a check is to be mailed to             ________________________________
   an address other than as indi-          //>//                           //>//
   cated above, fill in the space            ________________________________
   below. Mail to:                           (SIGNATURE(S) OF STOCKHOLDER(S)

   Name: __________________________
            (PLEASE PRINT)
   Address: _______________________

   ________________________________

   ________________________________
         (INCLUDING ZIP CODE)

     MAIL OR DELIVER THIS COMPLETED TRANSMITTAL WITH YOUR STOCK CERTIFICATE
           TO CHASEMELLON SHAREHOLDER SERVICES, L.L.C. AS SHOWN ABOVE

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                                 INSTRUCTIONS

  Please read these instructions before completing the Transmittal form. The numbered instructions below apply to the item with the same number on the Transmittal form.

  UNLESS THE CHECK IS TO BE ISSUED IN ANOTHER NAME, OR SPECIAL DELIVERY INSTRUCTIONS ARE GIVEN, ALL YOU NEED TO DO IS COMPLETE ITEMS (2), (3) AND (7), ATTACH YOUR STOCK CERTIFICATES TO THE TRANSMITTAL FORM AND MAIL THEM TO THE DEPOSITARY. REGISTERED MAIL IS RECOMMENDED WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED.

  (1) The address label has the name(s) as it (they) appear on your certificate(s). The total number of shares you own for the certificate(s) listed under item (1) is in the upper right hand corner of the label.

  (2) List all of the certificates you own and the number of shares for each. If you have lost a certificate(s) indicate so in the certificate number blank, or write a separate note to the Depositary. The Depositary will send information to you as to how to replace the lost certificate(s).

  (3) The substitute Form W-9 is to be completed and signed by the person(s) name in item (1) unless the new certificate(s) are to be registered to someone else as named in item (4). If so, the person(s) named in item (4) must complete the W-9 form item (3) as the new owner(s).

    Part 1--Fill in the social security number(s) or employer identification numbers(s).

    Part 2--If you are not subject to back-up withholding, check the block provided at the end of Part 2.

    Part 3--Check this block only if you are waiting for a tax identification number.

    Certification--Sign and date the W-9 Form.

  If the substitute Form W-9 is not properly completed and signed, the Depositary may, in accordance with Federal law, withhold 31% of the amount payable for the shares of Common Stock represented by the certificate shown in item (1) on the Letter of Transmittal.

  If the payment check(s) for shares under the exchange is (are) to be issued to a person (or persons) different than the registered holder(s) of shares of the stock certificate(s) surrendered, the amount of any stock transfer taxes payable on account of the transfer to such person(s) must be paid by the registered holder(s) of the surrendered stock certificate(s), unless satisfactory evidence that the tax has been paid, or is not applicable, has been submitted. The Depositary will contact the registered holder(s) of the surrendered stock certificate(s) in the event that stock transfer taxes are deemed to be applicable to the transfer.

  (4) Instructions for completing item (4) are shown in the Transmittal under item (4) "Special Payment and Issuance Instructions." The signature guarantee applies to the person(s) named in item (1) who must sign the transmittal in item (7).

  (5) Signature guarantee is required when the special instruction box item
(4) is completed. Signatures must be guaranteed by a national bank, an incorporated state bank, or any broker having membership in a principal stock exchange.

  (6) Instructions for completing item (6) are shown on the Transmittal under item (6) "Special Delivery Instructions."

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  (7) The Transmittal form is to be signed by the person(s) named in item (1).
If the signer(s) is (are) a person (or persons) other than the person(s) named in item (1), the surrendered certificate(s) must be endorsed or accompanied by a stock power signed by the persons named in item (1) and the signature(s) must be guaranteed. If the Letter of Transmittal or any stock certificate(s) or stock power(s) is (are) signed by a trustee, executor, administrator, guardian, attorney-in-fact, officers of a corporation or other person acting in a fiduciary or representative capacity, such person should include the full title of such person when signing and proper evidence satisfactory to the Depositary of such person's authority to so act must be submitted with the Letter of Transmittal. In particular, a corporation should sign by its President or other authorized officers.

  IMPORTANT: THE LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF, APPROPRIATELY COMPLETED AND SIGNED (TOGETHER WITH STOCK CERTIFICATE(S) REPRESENTING SHARES OF COMMON STOCK AND OTHER REQUIRED DOCUMENTS), MUST BE RECEIVED BY THE DEPOSITARY BEFORE THE STOCK CASH PAYMENT FOR SHARES OF COMMON STOCK CAN BE MADE. FOR STOCKHOLDER INQUIRIES CALL (201) 296-4860.


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